UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2023

Talkspace, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39314	84-4636604
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

622 Third Ave, New York, NY		10017
(Address of principal executive offices)		(Zip Code)

(212) 284-7206

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	TALK	Nasdaq Global Select Market
Warrants to purchase common stock	TALKW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

As Talkspace, Inc. (the “Company”) has previously disclosed, in the Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “Form 10-K”) and in the Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2023 (the “Form 10-Q”), two shareholders of the Company filed derivative lawsuits asserting claims for violations of federal securities laws, breach of fiduciary duty and aiding and abetting the breaches of fiduciary duty relating to the merger with Hudson Executive Investment Corp. (“HEIC”) among other things and named certain of the Company’s current and former officers and directors as defendants and the Company as a nominal defendant. In September 2022, these lawsuits were consolidated in the United States District Court for the Southern District of New York under the caption In re Talkspace Stockholder Derivative Litigation, No. 22-cv-05016 (S.D.N.Y.) (the “Derivative Action”).

On May 18, 2023, the parties to the Derivative Action entered into a Stipulation of Settlement and Release Agreement (the “Stipulation”), which, together with the exhibits annexed thereto, sets forth the terms and conditions for the proposed Settlement and dismissal with prejudice of the Derivative Action (the “Settlement”). Capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Stipulation or the Order (defined below).

On June 30, 2023, the court entered an order preliminarily approving the Stipulation and proposed Settlement of the Derivative Action (the “Order”) and scheduling a hearing for August 16, 2023 to determine whether to give final approval to the settlement (the “Settlement Hearing”). Under the proposed Settlement, the Company agreed to implement certain changes to its corporate governance environment as set forth in Exhibit 1 to the Stipulation.

If the court grants final approval to the settlement, the Derivative Action will be dismissed and the defendants will be released from any claims or liability relating to the matters asserted in the Derivative Action The Company, on behalf of the individual defendants, shall pay or cause to be paid the Fee and Expense Amount to Plaintiffs’ Counsel in the agreed-upon amount of $550,000. The defendants have not admitted any liability or wrongdoing in connection with the settlement and have entered into the settlement to avoid the costs, risks, distraction, and uncertainties of continued litigation.

A copy of the court-approved summary notice of the proposed settlement of the Derivative Action describing the litigation and the settlement in greater detail and specifying the procedures and deadlines for any stockholder objections is attached to this Current Report on Form 8-K as Exhibit 99.1 and is also available, along with copies of the Order entered by the court and the full stipulation of settlement, on the Company’s investor relations website at https://investors.talkspace.com/investor-relations/.

On July 25, 2023, the Company issued a press release announcing the preliminary court approval of the proposed Settlement. A copy of the press release is attached hereto as Exhibit 99.2.

Forward-Looking Statements

This Report on Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements contained in this Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking, including statements regarding our financial condition, anticipated financial performance, achieving profitability, ability to regain compliance with the Nasdaq listing standards business strategy and plans, market opportunity and expansion and objectives of our management for future operations. These forward-looking statements generally are identified by the words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “forecast”, “future”, “intend,” “may,” “might”, “opportunity”, “plan,” “possible”, “potential,” “predict,” “project,” “should,” “strategy”, “strive”, “target,” “will,” or “would”, the negative of these words or other similar terms or expressions. The absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many important factors could cause actual future events to differ materially from the forward-looking statements in this Report on Form 8-K, including but not limited to: our history of losses; the rapid evolution of our business and the markets in which we operate; our ability to continue growing at the rates we have historically grown, or at all; the development of the virtual behavioral health market; COVID-19 and its impact on business and economic conditions; a deterioration in general economic conditions as a result of inflation, increased interest rates or otherwise; competition in our industry; and our relationships with affiliated professional entities to provide physician and other professional services. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described under the caption “Risk Factors” in our Annual Report on Form 10-K for the annual period ended December 31, 2022 filed with the Securities and Exchange Commission (“SEC”) on March 10, 2023, and our other documents filed from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and we assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. We do not give any assurance that we will achieve our expectations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Notice of Proposed Settlement of Stockholder Derivative Action and Settlement Hearing, and Right to Appear.
99.2	Press Release "Talkspace Announces Preliminary Court Approval of Settlement of Stockholder Derivative Action Lawsuit" dated July 25, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Talkspace, Inc.

Date:	July 25, 2023	By:	/s/ Jennifer Fulk
Jennifer Fulk Chief Financial Officer